SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of August 11, 2022)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund – Class C Shares[1]	JPMorgan Prime Money Market Fund – Class C Shares

JPMorgan Liquid Assets Money Market Fund – Class C Shares[1]	One Group Prime Money Market Fund – Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Class C Shares[1]	One Group U.S. Treasury Securities Money Market Fund – Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan International Value Fund – Class C Shares	N/A

JPMorgan U.S. GARP Equity Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan U.S. Applied Data Science Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares (name effective until 6/30/21)

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)

[1]	Class C Shares to convert to Reserve Class Shares and terminate on or about November 30, 2022.

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Access Balanced Fund – Class C Shares	N/A

JPMorgan Access Growth Fund – Class C Shares	N/A

JPMorgan Tax Aware Equity Fund – Class C Shares	JPMorgan Tax Aware Equity Fund – Class C Shares (name effective until 12/10/10)

JPMorgan Equity Focus Fund – Class C Shares	N/A

JPMorgan Hedged Equity Fund – Class C Shares	N/A

JPMorgan Opportunistic Equity Long/Short Fund – Class C Shares	N/A

JPMorgan Small Cap Sustainable Leaders Fund – Class C Shares	JPMorgan Small Cap Core Fund – Class C Shares (name effective until 6/30/21)

JPMorgan Equity Premium Income Fund – Class C Shares	N/A

JPMorgan U.S. Value Fund – Class C Shares	N/A

JPMorgan Hedged Equity 2 Fund – Class C Shares	N/A

JPMorgan Hedged Equity 3 Fund – Class C Shares	N/A

JPMorgan International Hedged Equity Fund – Class C Shares	N/A

JPMorgan International Focus Fund – Class C Shares	N/A

JPMorgan Europe Dynamic Fund – Class C Shares	N/A

JPMorgan SMID Cap Equity Fund – Class C Shares	N/A

JPMorgan U.S. Sustainable Leaders Fund – Class C Shares	N/A

JPMorgan Macro Opportunities Fund – Class C Shares	N/A

JPMorgan Small Cap Blend Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares

JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares

JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares

JPMorgan Corporate Bond Fund – Class C Shares	N/A

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Floating Rate Income Fund – Class C Shares	N/A

JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A

JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares

JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)

JPMorgan High Yield Municipal Fund – Class C Shares	N/A

JPMorgan Income Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan Intermediate Tax Free Bond Fund – Class C Shares[2]	JPMorgan Intermediate Tax Free Income Fund – Class C Shares

JPMorgan Limited Duration Bond Fund – Class C Shares

One Group Ultra Short-Term Bond Fund – Class C Shares and JPMorgan Ultra Short Term Bond Fund – Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Mortgage-Backed Securities Fund – Class C Shares	N/A

JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares

JPMorgan Preferred and Income Securities Fund – Class C Shares[3]	N/A

JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares

JPMorgan Short Duration Core Plus Fund – Class C Shares	N/A

JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A

JPMorgan Sustainable Municipal Income Fund – Class C Shares	N/A

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Total Return Fund – Class C Shares	N/A

JPMorgan Unconstrained Debt Fund – Class C Shares	JPMorgan Multi-Sector Income Fund – Class C Shares (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares

JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares

JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares

JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

[2]	To be renamed JPMorgan National Municipal Income Fund on or about August 15, 2022.
[3]	Class C Shares launched effective July 27, 2022.

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2060 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2065 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)

JPMorgan Macro Opportunities Fund – Class C Shares[4]	N/A

*             *              *             *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	By:

Name:	Name:

Title:	Title:

[4]	To be liquidated on or about October 13, 2022.